                                                                   EXHIBIT 10.33

                                                               EXECUTION VERSION



                      FISHER SCIENTIFIC INTERNATIONAL INC.

                      SECOND AMENDMENT TO CREDIT AGREEMENT

                               AND LIMITED WAIVER



       This SECOND AMENDMENT TO CREDIT AGREEMENT AND LIMITED WAIVER (this "Amendment") is dated as of December 14, 2005 and entered into by and among Fisher Scientific International Inc., a Delaware corporation (the "Borrower"), the financial institutions listed herein (the "Lenders"), and Bank of America, N.A., as the Administrative Agent (in such capacity, the "Administrative Agent"), Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and, for purposes of Section 5 hereof, Fisher Scientific Company L.L.C., Fisher Clinical Services Inc., Fisher Scientific Worldwide Inc. and Apogent Technologies Inc. (collectively, the "Guarantors"), and is made with reference to that certain Credit Agreement, dated as of August 2, 2004, by and among the Borrower, the lenders from time to time party thereto, Bank of America, N.A., as the Administrative Agent and Swing Line Lender, and certain other financial institutions party thereto, as amended by that certain First Amendment to Credit Agreement dated as of December 29, 2004 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

              WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement to (i) change the definition of "Applicable Rate" as set forth herein;
(ii) increase the aggregate principal amount of Tranche A-1 Term Loan Commitments by $148,125,000; (iii) terminate the Tranche A-2 Term Loan Commitments; (iv) increase the Revolving Loan Commitments by $300,000,000; and
(v) make certain other amendments as set forth below;

              NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

              SECTION 1.    AMENDMENTS TO THE CREDIT AGREEMENT

              1.1    AMENDMENTS TO ARTICLE I: DEFINITIONS AND ACCOUNTING TERMS.

              (a) Section 1.01 of the Credit Agreement is hereby amended by adding thereto the following definitions, which shall be inserted in proper alphabetical order:

              "Fitch" means Fitch Ratings and any successor thereto.

              "Second Amendment Effective Date" means the date of effectiveness of that certain Second Amendment to Credit Agreement and Limited Waiver dated as of December 14, 2005 by and among the Borrower, the Lenders, the Administrative Agent, Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, and, for purposes of Section 5 thereof, the Guarantors (as defined therein)."

              (b) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable Debt Rating" therefrom in its entirety and substituting the following therefor:

              "Applicable Debt Rating" means, as of any date of determination, the most recent long-term senior secured debt ratings of the Borrower publicly announced by two of the following three rating agencies: S&P, Moody's and Fitch (collectively, the "Debt Ratings"); provided that (a) until such time as the Borrower has received a Debt Rating from Fitch, if there is a split between the two highest Debt Ratings, the higher of such two Debt Ratings shall apply, (b) at any time after the Borrower has received a Debt Rating from Fitch, if there is a split between the two highest Debt Ratings, the lower of such two Debt Ratings shall apply and
       (c) in any case, if such split between the two highest Debt Ratings is greater than one level, then the Debt Rating one level below the highest Debt Rating shall apply.

              (c) Section 1.01 of the Credit Agreement is hereby further amended by deleting the definition of "Applicable Rate" therefrom in its entirety and substituting the following therefor:

              "`Applicable Rate' means, from time to time, the following percentages per annum, based upon the Applicable Debt Rating as set forth below:

--------------------------------------------------------------------------------------
                                  APPLICABLE RATE
--------------------------------------------------------------------------------------
         APPLICABLE DEBT       BASE RATE      EURODOLLAR     LETTER OF      COMMITMENT
 LEVEL       RATING              LOANS        RATE LOANS     CREDIT FEE        FEE
--------------------------------------------------------------------------------------

   I     Higher than BBB,        0.00%          0.500%         0.500%         0.100%
         Baa2 or BBB
--------------------------------------------------------------------------------------
  II     BBB, Baa2 or BBB        0.00%          0.625%         0.625%         0.125%
--------------------------------------------------------------------------------------
  III    BBB-, Baa3 or BBB-      0.00%          0.750%         0.750%         0.150%
--------------------------------------------------------------------------------------
  IV     BB+, Ba1 or BB+         0.25%          1.125%         1.125%         0.200%
--------------------------------------------------------------------------------------
   V     Lower than BB+,         0.50%          1.375%         1.375%         0.250%
         Ba1 or BB+, or
         unrated
--------------------------------------------------------------------------------------

       Each change in the Applicable Rate resulting from a change in the Applicable Debt Rating shall become effective on the date of the public announcement thereof. Any adjustment in the Applicable Rate shall apply to existing Eurodollar Rate Loans as well as any new Eurodollar Rate Loans."

              1.2    AMENDMENTS TO ARTICLE II: THE COMMITMENTS AND CREDIT
                     EXTENSIONS.

              A. Section 2.01(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "Immediately prior to the Second Amendment Effective Date, Tranche A-1 Term Loans in an aggregate principal amount of $233,125,000 were outstanding. Each Lender that has a Tranche A-1 Term Loan Commitment severally agrees to lend to the Borrower on the Second Amendment Effective Date Tranche A-1 Term Loans in an aggregate principal amount such that the sum of its Tranche A-1 Term Loans outstanding immediately prior to the Second Amendment Effective Date, if any, plus its Tranche A-1 Term Loans made (or purchased and assumed) on the Second Amendment Effective Date shall not exceed the amount of its Tranche A-1 Term Loan Commitment as set forth on Schedule 2.01 annexed hereto. In addition to the borrowing made on the Closing Date, the Borrower may make only one additional borrowing under the Tranche A-1 Term Loan Commitments on the Second Amendment Effective Date. Amounts borrowed under this Section 2.01(a) and subsequently repaid or prepaid may not be reborrowed. Tranche A-1 Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

              B. Section 2.01(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "Each Lender that has a Tranche A-2 Term Loan Commitment severally agrees to lend to the Borrower, on any Business Day after the conditions set forth in Section 4.03 have been satisfied through and including the day immediately prior to the Second Amendment Effective Date, an amount not exceeding its Tranche A-2 Term Loan Commitment. The aggregate amount of the Tranche A-2 Term Loan Commitments is $300,000,000. Each Lender's Tranche A-2 Term Loan Commitment shall expire immediately and without further action on the day immediately prior to the Second Amendment Effective Date if the Tranche A-2 Term Loans are not made on or before that date. The Borrower may make only one borrowing under the Tranche A-2 Term Loan Commitments. Amounts borrowed under this Section 2.01(b) and subsequently repaid or prepaid may not be reborrowed. Tranche A-2 Term Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

              C. Section 2.01(d) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "Each Revolving Lender severally agrees to make Revolving Loans to the Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Revolving Lender's Revolving Loan Commitment; provided, however, that after giving effect to any Revolving Loan, (i) the Total Utilization of Revolving Loan Commitments shall not exceed the Revolving Loan Commitments, and (ii) the sum of (A) the aggregate Outstanding Amount of the Revolving Loans of any Revolving Lender, plus (B) such Revolving Lender's Pro Rata Share of the Outstanding Amount of all L/C Obligations, plus (C) such Revolving Lender's Pro Rata Share of the Outstanding Amount of all Swing Line Loans shall not exceed such Revolving Lender's Revolving Loan Commitment. The aggregate amount of the Revolving Loan Commitments as of the Second Amendment Effective Date is $800,000,000. Within the limits of this Section 2.01(d), and subject to the other terms and conditions hereof, the Borrower may borrow Revolving Loans under this
       Section 2.01(d), prepay Revolving Loans under Section 2.08, and reborrow Revolving Loans under this Section 2.01(d). Revolving Loans may be Base Rate Loans or Eurodollar Rate Loans, as further provided herein."

              D. Section 2.10(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "Scheduled Payments of Tranche A-1 Term Loans. The Borrower shall make principal payments on the Tranche A-1 Term Loans in installments on the dates and in the amounts set forth below:

       -------------------------------------------------------------------------
                         Date                                Scheduled Repayment
       -------------------------------------------------------------------------
        December 31, 2005                                       $         0.00
       -------------------------------------------------------------------------
        March 31, 2006                                          $ 7,148,437.50
       -------------------------------------------------------------------------
        June 30, 2006                                           $ 7,148,437.50
       -------------------------------------------------------------------------
        September 30, 2006                                      $ 7,148,437.50
       -------------------------------------------------------------------------
        December 31, 2006                                       $ 7,148,437.50
       -------------------------------------------------------------------------
        March 31, 2007                                          $ 7,148,437.50
       -------------------------------------------------------------------------
        June 30, 2007                                           $ 7,148,437.50
       -------------------------------------------------------------------------
        September 30, 2007                                      $ 7,148,437.50
       -------------------------------------------------------------------------
        December 31, 2007                                       $ 7,148,437.50
       -------------------------------------------------------------------------
        March 31, 2008                                          $ 9,531,250.00
       -------------------------------------------------------------------------
        June 30, 2008                                           $ 9,531,250.00
       -------------------------------------------------------------------------
        September 30, 2008                                      $ 9,531,250.00
       -------------------------------------------------------------------------
        December 31, 2008                                       $ 9,531,250.00
       -------------------------------------------------------------------------
        March 31, 2009                                          $95,312,500.00
       -------------------------------------------------------------------------
        June 30, 2009                                           $95,312,500.00
       -------------------------------------------------------------------------

       -------------------------------------------------------------------------
        Tranche A-1 Term Loan Maturity Date                     $95,312,500.00
       -------------------------------------------------------------------------


; provided that the scheduled installments of principal of the Tranche A-1 Term Loans set forth above shall be reduced in connection with any voluntary prepayments of the Tranche A-1 Term Loans in accordance with Section 2.08; and provided further, that the Tranche A-1 Term Loans and all other amounts owed hereunder with respect to the Tranche A-1 Term Loans shall be paid in full no later than the Tranche A-1 Term Loan Maturity Date, and the final installment payable by the Borrower in respect of the Tranche A-1 Term Loans on such date shall be in an amount, if such amount is different from that specified above, sufficient to repay all amounts owing by the Borrower under this Agreement with respect to the Tranche A-1 Term Loans."

              E. Section 2.12(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "Ticking Fee. The Borrower shall pay to the Administrative Agent for the account of each Tranche A-2 Term Loan Lender in accordance with its Pro Rata Share, a ticking fee in Dollars equal to 0.25% per annum times the Tranche A-2 Term Loan Commitments. The ticking fee shall accrue at all times from and including the Closing Date until the earlier of (i) the Funding Date of the Tranche A-2 Term Loans or (ii) the day immediately prior to the Second Amendment Effective Date, including at any time during which one or more of the conditions in Article IV is not met. The ticking fee shall be due and payable quarterly in arrears on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the earlier of (A) the Funding Date of the Tranche A-2 Term Loans or (B) the Second Amendment Effective Date. The ticking fee shall be calculated quarterly in arrears."

              1.3    AMENDMENTS TO ARTICLE VI: AFFIRMATIVE COVENANTS.

              A. Section 6.03(e) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "of any announcement by Moody's, S&P or Fitch of any initial rating or change in a rating assigned to these credit facilities; and"

              B. Section 6.11 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "USE OF PROCEEDS. Use the proceeds of the Credit Extensions to repay the Existing Indebtedness, and to provide financing for working capital, capital expenditures and for general corporate purposes; provided that the proceeds of the additional Tranche A-1 Term Loans made on the Second Amendment Effective Date shall be applied to prepay the Tranche B Term Loans."

              1.4    AMENDMENTS TO ARTICLE VII: NEGATIVE COVENANTS.

              A. Section 7.05(m) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting the following therefor:

              "Dispositions by the Borrower and its Subsidiaries of property in an amount not to exceed an amount equal to 10% of Consolidated Total Assets; provided that at the time of such Disposition, no Default shall exist or would result from such Disposition;"

              1.5    SUBSTITUTION OF SCHEDULE.

              A. Schedule 2.01 to the Credit Agreement is hereby amended by deleting said Schedule 2.01 in its entirety and substituting in place thereof a new Schedule 2.01 in the form of Schedule 2.01 to this Amendment.

              SECTION 2. LIMITED WAIVER

       At the request of the Borrower, the undersigned Lenders with Tranche A-1 Term Loan Exposure, constituting Required Class Lenders for the Class of Lenders having Tranche A-1 Term Loan Exposure under the Credit Agreement, hereby waive compliance with the provisions of Section 2.08(a) of the Credit Agreement to the extent, and only to the extent, necessary to permit the voluntary prepayment of the Tranche B Term Loans in whole on the Second Amendment Effective date without any amount of the proceeds of such prepayment being applied to the prepayment of the Tranche A-1 Term Loans.

       Without limiting the generality of the provisions of Section 10.01 of the Credit Agreement, the waiver set forth above shall be limited precisely as written and relates solely to the noncompliance by the Borrower with the provisions of Section 2.08(a) of the Credit Agreement in the manner and to the extent described above, and nothing in this Amendment shall be deemed to (a) constitute a waiver of compliance by the Borrower with respect to (1) Section 2.08(a) of the Credit Agreement in any other instance or (2) any other term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein; or (b) prejudice any right or remedy that the Administrative Agent or any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other instrument or agreement referred to therein.

              SECTION 3. CONDITIONS TO EFFECTIVENESS

              Sections 1 and 2 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Effective Date"):

              A. LOAN PARTY DOCUMENTS. The Administrative Agent's receipt of the following, each of which shall be originals or facsimiles (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the applicable Loan Party, each dated the Second Amendment Effective Date (unless otherwise specified below) and each in form and substance satisfactory to the Administrative Agent and each of the Lenders:

              (i) A certificate, dated as of the Second Amendment Effective Date, of each Loan Party's corporate secretary or an assistant secretary, certifying that there have been no changes in such Loan Party's Organization Documents from the form of Organization Documents previously delivered to the Lenders;

              (ii) Such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed, and that each Loan Party is validly existing, in good standing and qualified to engage in business in its jurisdiction of organization;

              (iii) Resolutions of the Borrower's Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Second Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

              (iv) Signature and incumbency certificates of each Loan Party executing this Amendment; and

              (v)    Copies of this Amendment executed by each Loan Party.

              B. OPINIONS. The Lenders shall have received copies of one or more favorable written opinions of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Loan Parties and of Sarah Hlavinka McConnell, secretary of the Borrower, in form and substance reasonably satisfactory to the Administrative Agent and its counsel, dated as of the Second Amendment Effective Date.

              C. CERTIFICATE. A certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in Sections 4.02(a) and
(b) of the Credit Agreement have been satisfied.

              D. LENDERS. The Administrative Agent shall have received copies of this Amendment executed by Required Lenders, each Lender with Tranche A-1 Term Loan Exposure and each Lender with Revolving Loan Exposure.

              E. FEES. The Borrower shall have paid (i) to the Administrative Agent, for ratable distribution to each Lender increasing its Revolving Loan Commitment pursuant to this Amendment, an upfront fee equal to 0.15% of the aggregate principal amount of such increase in such Lender's Revolving Loan Commitment, and (ii) to the Administrative Agent for its own account such fees in such amounts as have been separately agreed upon between the Borrower and the Administrative Agent.

              F. COMPLETION OF PROCEEDINGS. On or before the Second Amendment Effective Date, the Administrative Agent and its counsel shall have received all counterpart originals or certified copies of such documents as the Administrative Agent may reasonably request.

              G. PREPAYMENT. The Borrower shall have irrevocably committed the proceeds of the additional Tranche A-1 Term Loans to be made on the Second Amendment Effective Date to the prepayment of the Tranche B Term Loans.

              H. REPAYMENT. The Borrower shall have paid to the Administrative Agent, for ratable distribution to the Lenders, all interest and fees accrued under the Credit Agreement through the Second Amendment Effective Date.

              I. OTHER CERTIFICATES. Such other certificates or documents as the Administrative Agent or Required Lenders reasonably may require.

              SECTION 4. REPRESENTATIONS AND WARRANTIES

              In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

              A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment.

              B. AUTHORIZATION; NO CONTRAVENTION. The execution, delivery and performance of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Organization Documents of the Borrower or any Guarantor;
(ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than the creation of Liens under any of the Loan Documents in favor of the Administrative Agent on behalf of the Lenders) under, (a) any Contractual Obligation to which the Borrower or any Guarantor is a party or (b) any material order, injunction, writ or decree of any Governmental Authority to which the Borrower, any Guarantor or the property of the Borrower or any Guarantor is subject; or (iii) violate any Law in any material respect.

              C. GOVERNMENTAL AUTHORIZATION; OTHER CONSENTS. No material approval, consent, exemption, authorization, or other material action by, or material notice to, or material filing with, any Governmental Authority or any other Person that has not been obtained or made is necessary or required in connection with the execution, delivery or performance by, or enforceability against, the Borrower or any Guarantor of this Amendment.

              D. BINDING EFFECT. This Amendment has been duly executed and delivered by the Borrower and each Guarantor. This Amendment constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, enforceable against such Person in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

              E. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article V of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Second Amendment Effective Date (after giving effect to the Second Amendment) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section
5.05 of the Credit Agreement shall be
deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

              F. ABSENCE OF DEFAULT. No Default has occurred and is continuing or would result from the consummation of the transactions contemplated by this Amendment.

              SECTION 5. ACKNOWLEDGEMENT AND CONSENT

              Each Guarantor hereby acknowledges and agrees that any of the Guaranty and the Collateral Documents (each, a "Credit Support Document") to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Guarantor represents and warrants that all representations and warranties contained in the Credit Agreement as amended by this Amendment (the "Amended Agreement") and the Credit Support Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the Second Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

              Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.

              SECTION 6. MISCELLANEOUS

              A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

              (i) On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

              (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

              (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

              B. FEES AND EXPENSES. The Borrower acknowledges that all costs, fees and expenses as described in Section 10.04 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

              C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

              D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

              E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




                  [Remainder of page intentionally left blank]

              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                           FISHER SCIENTIFIC INTERNATIONAL INC.

                                           By: /s/ Kevin P. Clark
                                              ----------------------------------
                                           Name:Kevin P. Clark
                                           Title: Vice President and Chief
                                                  Financial Officer



                                           FISHER SCIENTIFIC COMPANY L.L.C.

                                           By: /s/ Kevin P. Clark
                                              ----------------------------------
                                           Name: Kevin P. Clark
                                           Title: Vice President and Treasurer



                                           FISHER CLINICAL SERVICES INC.

                                           By: /s/ Kevin P. Clark
                                              ----------------------------------
                                           Name: Kevin P. Clark
                                           Title: Vice President and Treasurer



                                           FISHER SCIENTIFIC WORLDWIDE INC.

                                           By: /s/ Kevin P. Clark
                                              ----------------------------------
                                           Name: Kevin P. Clark
                                           Title: Treasurer



                                           APOGENT TECHNOLOGIES INC.

                                           By: /s/ Kevin P. Clark
                                              ----------------------------------
                                           Name: Kevin P. Clark
                                           Title: Vice President

                                           BANK OF AMERICA, N.A., as the
                                           Administrative Agent and as a Lender

                                           By: /s/ Authorized Officer
                                              ----------------------------------

                                           Name: _______________________________

                                           Title: ______________________________

                                           BANC OF AMERICA SECURITIES, as Sole
                                           Lead Arranger and Sole Book Manager


                                           By: /s/ Authorized Officer
                                              ----------------------------------

                                           Name: _______________________________

                                           Title: ______________________________

                                           ____________________________________,
                                           as a Lender


                                           By: /s/ Authorized Officer
                                              ----------------------------------

                                           Name: _______________________________

                                           Title: ______________________________

                                  SCHEDULE 2.01

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 TRANCHE
                                                REVOLVING LOAN            PRO RATA            A-1 TERM LOAN             PRO RATA
                 LENDER                           COMMITMENT                SHARE               COMMITMENT                SHARE
----------------------------------------------------------------------------------------------------------------------------------
Bank of America, N.A.                          $ 78,120,552.32           9.765069040%        $ 21,626,105.67          5.672421159%
---------------------------------------------------------------------------------------------------------------------------------
Mizuho Corporate Bank Ltd.                       46,690,476.19           5.836309524%          16,214,880.96          4.253083530%
----------------------------------------------------------------------------------------------------------------------------------
Bank of Tokyo -  Mitsubishi Trust                45,000,000.00           5.625000000%          20,000,000.00          5.245901639%
Company
----------------------------------------------------------------------------------------------------------------------------------
The Bank of Nova Scotia                          40,000,000.00           5.000000000%                   0.00
----------------------------------------------------------------------------------------------------------------------------------
Scotiabanc Inc.                                           0.00           0.000000000%          19,062,500.00          5.000000000%
----------------------------------------------------------------------------------------------------------------------------------
HSBC Bank USA, N.A.                              37,300,000.00           4.662500000%           8,700,000.00          2.281967213%
----------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank Trust Company Americas             36,904,761.90           4.613095238%           7,770,238.07          2.038095231%
----------------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank N.V.                               33,523,809.50           4.190476188%          14,706,547.63          3.857455116%
----------------------------------------------------------------------------------------------------------------------------------
Credit Suisse, Cayman Islands Branch             31,857,142.85           3.982142856%          10,762,515.28          2.822954828%
----------------------------------------------------------------------------------------------------------------------------------
Bank of China, New York Branch                   30,714,285.72           3.839285715%           9,285,714.28          2.435597188%
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Sumitomo Mitsui Banking Corporation              30,476,190.48           3.809523810%          38,880,952.37         10.198282589%
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Suntrust Bank                                    30,298,493.81           3.787311726%          15,243,196.19          3.998215394%
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Calyon New York Branch                           29,200,000.00           3.650000000%          15,800,000.00          4.144262295%
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JPMorgan Chase Bank, N.A.                        28,190,476.20           3.523809525%           8,214,880.90          2.154722859%
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KeyBank National Association                     28,190,476.00           3.523809500%          10,223,321.00          2.681526820%
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Goldman Sachs Credit Partners LP                 25,891,774.89           3.236471861%           2,346,138.55          0.615380603%
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National City Bank                               24,000,000.00           3.000000000%          16,000,000.00          4.196721311%
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Barclays Bank PLC                                23,619,048.00           2.952381000%           7,104,167.00          1.863388066%
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ING Capital LLC                                  23,619,048.00           2.952381000%          10,520,000.00          2.759344262%
----------------------------------------------------------------------------------------------------------------------------------
Sovereign Bank                                   23,619,047.62           2.952380953%           1,287,738.11          0.337767373%
----------------------------------------------------------------------------------------------------------------------------------
Credit Industriel et Commercial                  21,774,891.77           2.721861471%           7,669,913.43          2.011780572%
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

----------------------------------------------------------------------------------------------------------------------------------
The Norinchukin Bank, New York Branch            20,000,000.00           2.500000000%          10,000,000.00          2.622950820%
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The Bank of New York                             19,047,620.00           2.380952500%           9,077,381.00          2.380952393%
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Governor & Company of the Bank of                19,047,619.05           2.380952381%           5,550,595.24          1.455893833%
Ireland
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United Overseas Bank Limited, New York           18,761,904.76           2.345238095%          16,882,738.11          4.428259176%
Agency
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Merrill Lynch Capital Corporation                15,023,809.52           1.877976190%          14,769,047.63          3.873848559%
----------------------------------------------------------------------------------------------------------------------------------
Allied Irish Banks PLC                           15,000,000.00           1.875000000%          15,000,000.00          3.934426230%
----------------------------------------------------------------------------------------------------------------------------------
Peoples Bank                                     11,428,571.42           1.428571428%           8,571,428.58          2.248243562%
----------------------------------------------------------------------------------------------------------------------------------
Erste Bank                                        7,700,000.00           0.962500000%          12,300,000.00          3.226229508%
----------------------------------------------------------------------------------------------------------------------------------
General Electric Capital Corporation              5,000,000.00           0.625000000%          20,000,000.00          5.245901639%
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Sumitomo Trust and Banking Co., Ltd.,                     0.00           0.000000000%           3,950,000.00          1.036065574%
New York Branch
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PB Capital Corporation                                    0.00           0.000000000%           3,730,000.00          0.978360656%
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Total                                          $800,000,000.00         100.000000000%        $381,250,000.00        100.000000000%
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